EXHIBIT 10.27

INDEMNITY AGREEMENT

                    As of February 28, 2000, each of the following directors have entered into an Indemnity Agreement identical to the form of Indemnity Agreement that is incorporated by reference from Exhibit 10(c) of the Company's Form 10-Q Quarterly Report for the fiscal quarter ended June 30, 1997:

Richard L. Antonini
John D. Boyles
William P. Crawford
Richard M. DeVos, Jr.
William G. Gonzalez
James P. Hackett
Erina Hanka
Michael J. Jandernoa
Kevin T. Kabat
Fred P. Keller
John P. Keller
Hendrik G. Meijer
Percy A. Pierre
Marilyn J. Schlack
Peter F. Secchia
David J. Wagner
Margaret Sellers Walker
Robert H. Warrington